Exhibit (10)(e)

                         STRATEGIC ALLIANCE AGREEMENT


The purpose of this agreement is to outline the understanding between BAUER HOWDEN, INC. (BAUER) of Avon, Connecticut and STARTECH ENVIRONMENTAL CORPORATION (STARTECH) of Wilton, Connecticut in entering into a mutually beneficial strategic alliance which will exist between the parties to include but not be limited to providing product development, engineering, work in process inventory financing, manufacturing, marketing assistance and field support services of Plasma Waste Converter (PWC) Systems. Our understanding is as follows:

A. STARTECH agrees to engage BAUER as its exclusive manufacturer for PWC Systems (except for preexisting agreement between STARTECH and Trican of Brantford, Ontario).

B. BAUER agrees to produce th4e PWC Systems for STARTECH in accordance with specifications, standards and drawings developed in conjunction with STARTECH and by employing good industrial manufacturing processes.

C. Startech agrees to engage BAUER to provide engineering design and drafting services for PWC Systems as required to develop manufacturing drawings and incorporate customer application specific requirements on a time and material basis.

D. BAUER agrees to apply engineering services to design PWC Systems in cooperation with STARTECH, in accordance with good standard engineering practices and subject to STARTECH approval.

E. BAUER agrees to produce the PWC Systems for fixed prices which will be quoted and are agreeable to STARECH.

F. BAUER and STARTECH will work diligently to minimize component and manufacturing costs.

G. BAUER and STARTECH agree that payments to BAUER for work performed will be structured to be consistent to the extend possible with payment terms STARTECH will have its customer, but that all payments to BAUER will be made no later than within 30 days of acceptance of the equipment by STARTECH at BAUER's facility.

H. BAUER will maintain all design and manufacturing records relating to items designed and manufactured for STARTECH, even of BAUER's own origination and authorship, for the sole benefit of STARTECH.

I. BAUER will manage the product line design to maximize standardization, while accommodating options necessary to meet customer application specific requirements.

J. BAUER agrees to provide space for a PWC demonstration system which may also be used in BAUER's facility for waste conversion and gas fuel production.

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K. This Agreement shall give BAUER no rights, expressed or implied, in the products, technology, and business of STARTECH.

L. All improvements, inventions and innovations produced by BAUER that are directly related to any of the STARTECH items being produced by BAUER for STARTECH are the exclusive property of STARTECH.

M. BAUER will welcome visitors brought by STARTECH for the purpose of touring the operation, viewing the production process and witnessing PWC Systems operation.

N. STARTECH recognizes BAUER as a non-exclusive representative/distributor for marketing PWC Systems to markets which BAUER may have access. Compensation to BAUER for PWC Systems sales or sales lead referrals will be by mutual agreement of parties and will be determined on a case4 by case basis.

O. BAUER has capabilities to provide field service support including installation, start up and troubleshooting of PWC Systems and these services will be provided to STARTECH on a contract basis.

P. BAUER recognizes its obligations as set forth in the Non-disclosure Agreement it has signed with STARTECH.

Q. The initial term of the Agreement is five (5) years, renewable at that time based on mutual agreement of the parties.

R. This Agreement may be canceled by either party in the event of a liquidation or bankruptcy of the other.

S. Any disputes arising in relation to this Agreement will be resolved by Arbitration in a Connecticut venue.

T. The parties by mutual agreement may from time to time amend this Agreement to reflect changes which will occur as our relationship develops and in response to business conditions.





Agreed to by:                                       Date:
             ----------------------------------          ----------------------
                  Louis J. Auletta, Jr.,
                  President, Bauer Howden, Inc.






Agreed to by:                                       Date:
             -----------------------------------         ----------------------
                  Joseph F. Longo, President,
                  STARTECH Environmental Corp.